Taxation	6 Months Ended
Sep. 30, 2019
Taxation
Taxation

4   Taxation

	Six months ended 30 September
	2019	2018
		(restated)[1]
	€m	€m
United Kingdom corporation tax (expense)/income[2]:
Current year	(14)	1
Adjustments in respect of prior years	(10)	(6)

Overseas current tax (expense)/income:
Current year	(474)	(589)
Adjustments in respect of prior years	14	19
Total current tax expense	(484)	(575)

Deferred tax on origination and reversal of temporary differences:
United Kingdom deferred tax	144	39
Overseas deferred tax	(1,040)	(884)
Total deferred tax expense	(896)	(845)
Total income tax expense	(1,380)	(1,420)

Note:

1.

Revenue for the comparative period has been revised for the allocation of, and timing of recognition for, equipment and service revenue compared to amounts previously disclosed in the condensed consolidated financial statements for the six months ended 30 September 2018. As a result, the overseas deferred tax charge has increased by €11 million from €873 million to €884 million and the total income tax expense increased by €11 million.

2.

UK operating profits are largely offset by statutory allowances for capital investment in the UK network and systems plus ongoing interest costs including those arising from the €10.3 billion of spectrum payments to the UK government in 2000 and 2013.

The six months ended 30 September 2019 includes a reduction in our deferred tax assets in Luxembourg of €868 million (2018: €nil) following a reduction in the Luxembourg corporate tax rate and deferred tax on the use of Luxembourg losses of €200 million (2018: €185 million). The Group expects to use its losses in Luxembourg over a period of between 50 and 55 years and the losses in Germany over a period of between 9 and 11 years. The actual use of these losses and the period over which they may be used is dependent on many factors which may change. These factors include the level of profitability in both Luxembourg and Germany, changes in tax law and changes to the structure of the Group. Further details about the Group’s tax losses can be found in note 6 of the Group’s consolidated financial statements for the year ended 31 March 2019.

Overseas deferred tax expense for the six months ended 30 September 2018 includes the derecognition of a deferred tax asset of €1,048 million in Spain following a reassessment of expected future business performance and consequently lower projected cash flows. It also includes an increase in the deferred tax assets in Luxembourg of €159 million resulting from the tax treatment of the revaluation of investments following completion and approval of the Luxembourg statutory accounts and tax returns.